                                                                    Exhibit 99.2


                            INDEMNIFICATION AGREEMENT


        This Indemnification Agreement (this "Agreement") is made and entered into as of the ____ day of May, 2005, by and between BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership ("Behringer LP"), and ROBERT M. BEHRINGER, an individual (collectively including Behringer LP, "Indemnitors"), and WILLIAM L. HUTCHINSON, an individual ("Indemnitee").

                                    RECITALS:

        WHEREAS, Indemnitee is a party to that certain Loan Assumption and Substitution Agreement dated as of July 23, 2004 (the "Assumption Agreement") entered into among LaSalle Bank National Association, in its capacity as trustee, and the other parties named therein;

        WHEREAS, the Assumption Agreement provides, in part, for Indemnitee to become personally obligated for the performance of certain obligations under the Indemnity Agreement, the Environmental Indemnity Agreement and the other Loan Documents, all as defined in the Assumption Agreement;

        WHEREAS, effective on the date hereof, Indemnitee's affiliates shall transfer and assign their respective partnership interests in Behringer Harvard Plaza Skillman LP, a Texas limited partnership ("Borrower"), to Behringer LP (the "Assignment");

        WHEREAS, as a condition to the foregoing assignment, Indemnitee has required that Indemnitors indemnify him from any liabilities that may accrue under the Assumption Agreement and/or the Loan Documents from and after the date hereof;

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

        1. CAPITALIZED TERMS. All capitalized terms used in this Agreement without definition shall have the same meanings ascribed to them in the Assumption Agreement.

        2. INDEMNITY. Indemnitors and their successors and assigns, jointly and severally, hereby agree to indemnify, defend and hold harmless Indemnitee and his heirs, executors, personal representatives, successors and assigns (collectively, the "Indemnified Parties") from and against any claims, liabilities, obligations, causes of action, losses, costs and expenses, including without limitation reasonable attorneys' fees, that such Indemnified Parties may incur arising from, related to or in connection with the Indemnity Agreement, the Environmental Indemnity Agreement, the Assumption Agreement and the other Loan Documents to which Indemnitee is a party or for which Indemnitee has any liability, if such claims, losses, costs and expenses arise from, relate to, occur or otherwise come into existence after the date hereof or otherwise relate to any


INDEMNIFICATION AGREEMENT    PAGE 1

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                                                                    Exhibit 99.2


matters or events accruing, occurring, arising or otherwise coming into existence after the date hereof.

        3. NOTICE OF CLAIM; DEFENSE. Any Indemnified Party shall promptly notify Indemnitors of any demands or claims he, she or it receives that may give rise to a claim for indemnification under this Agreement. Indemnitors shall have the right to defend any legal action against an Indemnified Party that results in a claim for indemnification with legal counsel reasonably satisfactory to such Indemnified Party. Indemnitors shall notify such Indemnified Party within ten (10) days after receiving notice of a claim stating whether it intends to exercise its right to assume the defense of such claim.

        4. ADVANCEMENT OF EXPENSES. Reasonable expenses expected to be incurred by an Indemnified Party shall be paid or reimbursed by the Indemnitors, jointly and severally, in advance of the final disposition of any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative made or threatened against an Indemnified Party upon receipt by the Indemnitors of (i) a written affirmation by the Indemnified Party of the Indemnified Party's good faith belief that the expenses relate to any claim, liability or obligation which is subject to indemnification hereunder and (ii) a written undertaking by or on behalf of the Indemnified Party to repay the amount if it shall ultimately be determined that the Indemnified Party was not entitled to indemnification hereunder.

        5. NOTICES. Any notices required or permitted under this Agreement shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the Untied States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee addressed as follows:

                If to either Indemnitor:        [Name of Indemnitor]
                                                c/o Behringer Harvard Short-Term
                                                Opportunity Fund I LP
                                                15601  Dallas Parkway, Suite 600
                                                Addison, Texas 75001
                                                Attn:  Gerald J. Reihsen, III

                If to Indemnitee:               William L. Hutchinson
                                                Dunhill Partners, Inc.
                                                3100 Monticello, Suite 300
                                                Dallas, Texas 75205

        6. NO THIRD PARTY BENEFICIARY. This Agreement is intended for the benefit only of the parties hereto, and is not intended to benefit, nor shall it be construed so as to benefit, any other person or entity.


INDEMNIFICATION AGREEMENT    PAGE 2

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                                                                    Exhibit 99.2


        7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

        8. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall serve as an original for all purposes, but all counterparts shall be construed together and constitute one and the same Agreement.

        9. SUCCESSORS; BINDING AGREEMENT. This Agreement shall be binding on the Indemnitor and its successors and assigns and shall inure to the benefit of and be enforceable by the Indemnified Parties and their successors and assigns.

        10. ENFORCEMENT. The Indemnitors have entered into and executed this Agreement in order to induce the affiliates of Indemnitee to consummate the Assignment and undertake certain obligations thereunder, and the Indemnitors acknowledge that the Indemnitee is relying upon this Agreement in causing his affiliates to consummate the Assignment and undertake the obligations thereunder.

        11. SEVERABILITY. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof, which other provisions shall remain in full force and effect, and, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held illegal, invalid or unenforceable.

        12. MODIFICATION AND WAIVER. No supplement, modification, waiver or termination of this Agreement or any provisions hereof shall be binding unless executed in writing by the parties to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.



                      [This space intentionally left blank]


INDEMNIFICATION AGREEMENT    PAGE 3

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                                                                    Exhibit 99.2


        IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date and year first above written.


                                INDEMNITORS:


                                ------------------------------------------------
                                ROBERT M. BEHRINGER

                                BEHRINGER HARVARD SHORT-TERM
                                OPPORTUNITY FUND I LP, a Texas
                                limited partnership

                                By:     Behringer Harvard Advisors II LP,
                                        its General Partner

                                        By:     Harvard Property Trust, LLC
                                                its General Partner


                                                By:_____________________________
                                                        Gerald J. Reihsen, III
                                                        Executive Vice President


                                INDEMNITEE:


                                ------------------------------------------------
                                WILLIAM L. HUTCHINSON


INDEMNIFICATION AGREEMENT    PAGE 4